CORPORATE DEVELOPMENT CONSULTING AGREEMENT

	THIS AGREEMENT (the "Agreement") is made and entered into by and between PR Specialists, Inc., a Delaware corporation with its principal offices located at 6041 Pomegranate Lane, Woodland Hills, California 91367 (the "Company"); and Shoreliner Capital Limited Partnership, located at 320-1100 Melville Ave, Vancouver, B.C. V6E 4A6 (the "Consultant"); the Company and the Consultant being hereinafter collectively referred to as the "Parties" and generically as a "Party".

                               PREAMBLE:

	WHEREAS, the Consultant has substantial experience in the areas of corporate business development and consulting;

	WHEREAS, the Company desires to retain the Consultant's services.

	NOW, THEREFORE, in consideration for the Consultant's agreement to perform the hereinafter described services as well as of the premises, the sum of TEN ($10.00) DOLLARS, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                             ARTICLE ONE
                              RETENTION

1.1	Duties.
        ------

	The Company hereby engages and retains the Consultant to act as its agent to assist in the Company's corporate development, corporate financial structure, developing financial strategies, and to do all things the Consultant deems necessary to enable the Company to establish and expand its operations as envisioned in a business plan which has been discussed by the Parties.


1.2	Additional Duties.
        -----------------

	In the event the Company requests that the Consultant render services to it other than those specified in this Agreement, the Company and the Consultant shall enter into a written supplemental agreement setting forth the duties to be performed and the compensation therefor.


1.3	Term.
        ----

	The term of this Agreement shall be Twelve (12) months. In the event that this Agreement is terminated prior to such time, the Company acknowledges that payments due Consultant are still due pursuant to the terms of this Agreement.

                             ARTICLE TWO
                      CONSULTANT'S COMPENSATION

2.1	Compensation.
        ------------

	As compensation for the services to be provided pursuant to this Agreement, the Consultant shall receive from the Company for the services herein described 250,000 shares of the Company's common stock, payable in lump sum upon the date hereof. The shares shall be issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and restricted pursuant to Rule 144 thereunder.



          Exhibit 10.1 - Pg. 1



2.2     Reimbursement for Business Expenses.
        -----------------------------------

	Subject to the approval of the Company, the Company shall promptly pay or reimburse Consultant for all reasonable business expenses incurred by Consultant in performing Consultant's duties and obligations under this Consulting Agreement, but only if Consultant properly accounts for expenses in accordance with the Company's policies.


                             ARTICLE THREE
                       CONFIDENTIAL INFORMATION

3.1	Confidential Information.
        ------------------------

	Consultant agrees not to divulge, furnish or make available to anyone (other than in the regular course of business of the Company) any knowledge or information with respect to confidential or secret methods, processes, plans or materials of the Company or with respect to any other confidential or secret aspect of the Company's activities.

                             ARTICLE FOUR
                             MISCELLANEOUS

4.1	Notices.
        -------

	All notices, demands or other written communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:


        TO CONSULTANT:          Mr. Jon T. Brainard
                                Shoreliner Capital Limited Partnership
                                3265 St. Annes Drive
                                N. Vancouver, B.C.  V7R 1E7

        TO THE COMPANY:         Mr. Bryan Eggers
                                PR Specialists, Inc.
                                6041 Pomegranate Lane
                                Woodland Hills, CA  91367

in each case, with copies to such other addresses or to such other persons as any Party shall designate to the others for such purposes in manner hereinabove set forth.

4.2	Amendment.
        ---------

	No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by Parties.

4.3	Merger.
        ------

	This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.



          Exhibit 10.1 - Pg. 2


4.4	Survival.
        --------

	The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.5	Severability.
        ------------

	If any provision or any portion of any provision of this Agreement, other than the conditions precedent, if any, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or potion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

4.6	Governing Law and Venue.
        -----------------------

	This Agreement shall be construed in accordance with the laws of the State of California and any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in ______________ County, California.

4.7	Litigation.
        ----------

	In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

4.8	Benefit of Agreement.
        --------------------

	The term and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, jointly and severally, their successors, assigns, personal representatives, estate, heirs and legatees.

4.9	Captions.
        --------

	The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

4.10	Number and Gender.
        -----------------

	All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assignes may require.

4.11	Further Assurances.
        ------------------

	The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect to the intent and purpose of this Agreement.

4.12	Status.
        ------

	Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship or lessor-lessee relationship but, rather, the relationship established pursuant hereto is that of principal and independent contractor-agent.



          Exhibit 10.1 - Pg. 3


4.13 	Counterparts.
        ------------

	This Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one Agreement notwithstanding that all signatories to the original or the same counterpart.

	IN WITNESS WHEREOF, the Parties have executed this Agreement, effective as of the _____ day of February, 2002.

PR SPECIALIST, INC.



________________________                 By:___________________________
(Witness signature)                         Bryan Eggers, President


                                         SHORELINER CAPITAL
                                         LIMITED PARTNERSHIP



________________________                 By:___________________________
(Witness signature)                         Mr. Jon T. Brainard,
                                            General Partner




          Exhibit 10.1 - Pg. 4